UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4    Matters Related to Accountants and Financial Statements
Item 4.01    Changes in Registrant's Certifying Accountant
Engagement of New Independent Registered Public Accounting Firm

On July 16, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Compass Diversified Holdings and Compass Group Diversified Holdings LLC (collectively, “CODI” or the “Company”) appointed Deloitte & Touche LLP (“Deloitte”) as CODI’s independent registered public accounting firm to review CODI’s interim financial information beginning with the quarter ended June 30, 2026 and to audit CODI’s financial statements for the fiscal year ending December 31, 2026.

During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through July 16, 2026, neither CODI nor anyone acting on its behalf consulted Deloitte regarding:

(i)the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CODI’s consolidated financial statements, and neither a written report nor oral advice was provided to CODI that Deloitte concluded was an important factor considered by CODI in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)    any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Dismissal of Independent Registered Public Accounting Firm
On July 16, 2026, the Audit Committee approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as CODI’s independent registered public accounting firm, and CODI notified Grant Thornton of its dismissal on that date, effective immediately.
Grant Thornton's reports on CODI's consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Grant Thornton's report on CODI's consolidated financial statements for the fiscal year ended December 31, 2024 included explanatory paragraphs relating to substantial doubt about CODI's ability to continue as a going concern and the restatement of CODI's previously issued consolidated financial statements for the fiscal years ended December 31, 2024, 2023 and 2022.
Grant Thornton’s reports on CODI’s internal control over financial reporting as of December 31, 2025 and December 31, 2024 expressed adverse opinions due to the material weaknesses described below.
During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through July 16, 2026, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between CODI and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports on CODI’s consolidated financial statements.
During the same period, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses in CODI’s internal control over financial reporting described in Part II, Item 9A of CODI’s Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024, as updated in Part II, Item 9A of CODI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Material Weaknesses”). The Audit Committee discussed the subject matter of the Material Weaknesses with Grant Thornton, and CODI has authorized Grant Thornton to respond fully to the inquiries of Deloitte concerning the Material Weaknesses.
CODI provided Grant Thornton with a copy of the disclosures contained in this Current Report on Form 8-K and requested that Grant Thornton furnish CODI with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter, dated July 16, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated July 16, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer